                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): March 21, 2001


                             KEYSTONE PROPERTY TRUST
       (Exact Name of Registrant as Specified in its Declaration of Trust)


--------------------------------------------------------------------------------
      Maryland                    1-12514                       84-1246585
  (State or Other               (Commission                    (IRS Employer
  Jurisdiction of               File Number)                Identification No.)
   Incorporation)
--------------------------------------------------------------------------------


                   200 Four Falls Corporate Center, Suite 208
                           West Conshohocken, PA 19428
               (Address of Principal Executive Offices)(Zip Code)


--------------------------------------------------------------------------------
               Registrant's telephone number, including area code:
                                 (484) 530-1800
--------------------------------------------------------------------------------

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On February 6, 2001, Keystone Property Trust (the "Company") announced the signing of an agreement (the "Agreement"), filed herein as Exhibit 10.1, between Keystone Operating Partnership, L.P. (the "Operating Company") and CalEast Industrial Investors, LLC ("CalEast") to form Keystone New Jersey Associates, LLC (the "Joint Venture"). On March 21, 2001, the Company sold six industrial properties and contributed another industrial property located in northern New Jersey which aggregated 2,042,572 square feet to the Joint Venture with an aggregate value of $103.8 million. The Company retained a 20% ownership interest in the Joint Venture and Keystone Realty Services, Inc. (the "Management Company") will be the exclusive management and leasing agent for the Joint Venture.

The buildings acquired by the Joint Venture are as follows:

                                           LEASEABLE     OCCUPANCY
                                             SQUARE     DECEMBER 31,    YEAR BUILT/
PROPERTY ADDRESS         LOCATION             FEET          2000         RENOVATED    MAJOR TENANTS
----------------         --------             ----          ----         ---------    -------------
Nixon Park               Edison, NJ          851,907       100.0%        1999/2000    Beaulieu of America, Inc.
1 Nixon Lane             Edison, NJ          192,829       100.0%           1987      Ultimate Distribution, Inc.
200/250 Kennedy Drive    Sayreville, NJ      164,267       100.0%           1988      Garden Bolt Int'l Corp.
300/350 Kennedy Drive    Sayreville, NJ      161,987       100.0%           1988      Enchante
309 Kennedy Drive        Sayreville, NJ      202,000       100.0%           1996      Nippon Express
409 Kennedy Drive        Sayreville, NJ      225,831       100.0%           1996      Guest Supply, Inc.
118 Moonachie Avenue     Carlstadt, NJ       243,751       100.0%           1989      Coca Cola Bottling
                                           ---------
                                  TOTAL    2,042,572
                                           =========

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
        EXHIBITS

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

          None.

     (b)  PRO FORMA FINANCIAL INFORMATION

          Unaudited pro forma condensed consolidating financial information which reflects the sale and contribution of certain properties to the Joint Venture for the year ended December 31, 2000 is included on pages F-1 to F-11.

     (c)  EXHIBITS

          10.1 Limited Liability Company Agreement of Keystone New Jersey Associates, LLC dated as of January 31, 2001, by and between Keystone Operating Partnership, L.P. and CalEast Industrial Investors, LLC.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         KEYSTONE PROPERTY TRUST



Date: April 5, 2001                 By   /s/ JEFFREY E. KELTER
                                         ---------------------
                                         Jeffrey E. Kelter
                                         President and Chief Executive Officer


Date: April 5, 2001                 By   /s/ TIMOTHY A. PETERSON
                                         -----------------------
                                         Timothy A. Peterson
                                         Executive Vice President and
                                         Chief Financial Officer


Date: April 5, 2001                 By   /s/ TIMOTHY E. MCKENNA
                                         ----------------------
                                         Timothy E. McKenna
                                         Senior Vice President-Finance
                                         (Chief Accounting Officer)

                             KEYSTONE PROPERTY TRUST

                                      INDEX


I.   UNAUDITED PRO FORMA CONDENSED CONSOLIDATING
     FINANCIAL INFORMATION

     o    Pro Forma Condensed Consolidating Balance Sheet as of
          December 31, 2000..................................................F-4

     o    Pro Forma Condensed Consolidating Statement of Operations
          for the year ended December 31, 2000...............................F-5

     o    Notes to Management's Assumptions to Unaudited Pro Forma
          Condensed Consolidating Financial Information......................F-6

                             KEYSTONE PROPERTY TRUST

               UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

The accompanying unaudited pro forma condensed consolidated balance sheet and statement of operations for the year ended December 31, 2000 are presented as if the following transactions had occurred on January 1, 2000:

DISPOSITIONS:

(i) On January 18, 2000, the Company sold 243 St. Nicholas Avenue. This 15,000 square foot office building was sold for approximately $930,000 and resulted in a gain of $140,000.
(ii) On April 11, 2000, the Company simultaneously acquired and disposed of 6 Joanna Court. This property was acquired for approximately $8.6 million and was sold for approximately $9.3 million which resulted in a gain of approximately $700,000.
(iii) On May 2, 2000, the Company sold four industrial buildings (18 Madison Road, 24 Madison Road, 26 Madison Road, and 535 Secaucus Road) in New Jersey. These assets which totaled 243,095 square feet were sold for gross proceeds of $8,100,000 and resulted in a loss of approximately $170,000 (the "NJ Industrial Dispositions I").
(iv) On July 19, 2000, the Company sold a 90,000 square foot warehouse located at 1305 Goshen Parkway in West Chester, Pennsylvania for approximately $4,700,000. This sale resulted in a loss of approximately $168,000.
(v) On October 30, 2000, the Company sold four industrial buildings (135 Fieldcrest Avenue, 200/240 Carter Drive, 275-285 Pierce Street, 55 Carter Drive) located in Central and Northern New Jersey. These assets, which totaled 397,257 square feet, were sold for gross proceeds of $15.8 million and resulted in a loss of approximately $551,000 (the "NJ Industrial Dispositions II").
(vi) On December 29, 2000, the Company sold One Apollo Drive, an industrial building located in Albany, New York for approximately $12.4 million. The sale of this 158,000 square foot building resulted in a loss of approximately $290,000.
(vii) In January 2001, the Company sold four office buildings in Central Pennsylvania (3535 Winchester Road, Winchester Plaza Corporate Center, Executive Park, and Hillside Corporate Center) for approximately $35.7 million. These properties totaled 346,168 square feet (the "PA Office Properties").
(viii) On March 21, 2001 the Company sold six industrial properties (1 Nixon Lane, 200/250 Kennedy Drive, 300/350 Kennedy Drive, 309 Kennedy Drive, 409 Kennedy Drive, 118 Moonachie Avenue) and contributed another industrial property (Nixon Park) located in northern New Jersey to the Joint Venture. This transaction resulted in a loss of $60,000.

(ix) On March 22, 2001, the Company sold 101 Commerce Drive, an industrial building located in Mechanicsburg, PA for $27.0 million. The sale of this 597,100 square foot building resulted in a gain of approximately $915,000.

ACQUISITIONS:

(i) On May 5, 2000 the Company acquired the second and third phases of the Reckson Morris Industrial Portfolio (herein referred to as the Reckson Morris Industrial Portfolio Phases II and III) which consisted of six entities owning an aggregate of six warehouse buildings containing approximately 2.1 million square feet and approximately six acres of ground which can accommodate an additional 130,000 square feet of development. The total consideration for these phases (excluding 6 Joanna Court, which was acquired and simultaneously sold on April 11,
        2000) was approximately $90 million, including closing costs. In accordance with the terms of the RMIT Contribution Agreement, ownership interests in these entities were contributed to the Operating Partnership.

(ii) On January 5, 2001, February 8, 2001, and March 23, 2001 the Company acquired 420 Salem Church Road, 75 Pleasant View Drive, and 811 Spangler Drive, respectively (the "2001 Acquisition Properties"). These properties were purchased for approximately $21.5 million.

The following unaudited pro forma condensed consolidated balance sheet and statement of operations are not necessarily indicative of what the actual financial position or actual operations would have been assuming the above transactions had been consummated on December 31, 2000 for balance sheet purposes and January 1, 2000 for statement of operations purposes. These statements have been prepared by Keystone Property Trust's management and do not purport to represent the future financial position or operations of the Company.

FORWARD LOOKING STATEMENTS

     The following discussion and analysis should be read in conjunction with the consolidated financial statements appearing elsewhere herein. This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. The words "believe," "expect," "anticipate," "intend," "estimate" and other expressions which are predictions of or indicate future events and trends which do not relate to historical matters identify forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that these expectations will be realized. As a result, the Company's actual results could materially differ from those set forth in the forward-looking statements. Certain factors that might cause such a difference include but are not limited to the following: real estate investment considerations, such as the effect of economic and other conditions in the market area on cash flows and values; the need to renew leases or relet space upon the expiration of current leases; the risks associated with the construction and development of properties; the ability of a property to generate revenues sufficient to make principal payments on outstanding debt; outstanding debt may be refinanced at higher interest rates or otherwise on terms less favorable to the Company and interest rates under the Company's $150,000,000 senior secured revolving credit facility (the "Credit Facility") may increase.

                             KEYSTONE PROPERTY TRUST

                 PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET
                             AS OF DECEMBER 31, 2000

                            (UNAUDITED--IN THOUSANDS)


                                               THE COMPANY       PRO FORMA      THE COMPANY
                                                HISTORICAL       EVENTS (A)      PRO FORMA
                                               -----------       ----------     -----------
             ASSETS

Investments in real estate, net                  $ 917,040       $(134,969)      $ 782,071
Equity method investments                            6,686           8,161          14,847
Cash and cash equivalents                            3,668          22,189          25,857

Restricted cash                                      6,597            --             6,597
Accounts and other receivables                       9,446            --             9,446
Other assets, net                                   19,250          (1,807)         17,443
                                                 ---------       ---------       ---------
Total assets                                     $ 962,687       $(106,426)      $ 856,261
                                                 =========       =========       =========

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
     Mortgage notes payable and other debt       $ 616,569       $(107,281)      $ 509,288
     Accrued expenses and other liabilities         22,184            --            22,184

Minority interest                                   76,710             410          77,120
Convertible Preferred Units                         80,295                          80,295

Shareholders' equity:
     Preferred Stock                                     3            --                 3
     Common Stock                                        9            --                 9
     Additional paid-in capital                    178,034                         178,034
Cumulative net income                               21,516             445          21,961
Cumulative dividends                               (32,633)           --           (32,633)
                                                 ---------       ---------       ---------
     Total shareholders' equity                    166,929             445         167,374
                                                 ---------       ---------       ---------
     Total liabilities and shareholders'
        equity                                   $ 962,687       $(106,426)      $ 856,261
                                                 =========       =========       =========

     The accompanying notes and management's assumptions are an integral part of this statement.

                             KEYSTONE PROPERTY TRUST

            PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

           (UNAUDITED--IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)


                                                                                               PROPERTY ACQUISITIONS
                                                                                    THE      -------------------------     THE
                                                    THE COMPANY                   COMPANY     HISTORICAL    PRO FORMA     COMPANY
                                                     HISTORICAL DISPOSITIONS(a) AS ADJUSTED  OPERATIONS(b) ADJUSTMENTS   PRO FORMA
                                                     ---------- --------------- -----------  ------------- -----------   ---------
REVENUE:
    Rents ........................................  $   107,763   $(19,693)      $ 88,070       $5,012    $    --       $    93,082
    Reimbursement revenue and other income .......       15,338     (2,669)        12,669          756         --            13,425
                                                    -----------   --------       --------       ------    ---------     -----------
       Total revenue .............................      123,101    (22,362)       100,739        5,768         --           106,507
                                                    -----------   --------       --------       ------    ---------     -----------

OPERATING EXPENSES:
    Property operating expenses ..................       25,051     (4,905)        20,146        1,112          (78)(c)      21,180
    General and administrative ...................        4,277       --            4,277         --           --             4,277
    Depreciation and amortization ................       21,128       --           21,128         --         (2,678)(c)      18,450
    Interest expense .............................       46,566       --           46,566         --         (8,258)(c)      38,308
    Provision for valuation ......................       11,300       --           11,300         --           --            11,300
                                                    -----------   --------       --------       ------    ---------     -----------
       Total operating expenses ..................      108,322     (4,905)       103,417        1,112      (11,014)         93,515
                                                    -----------   --------       --------       ------    ---------     -----------

Income before equity in income from equity
  method investments and gains on sales of
  assets .........................................       14,779    (17,457)        (2,678)       4,656       11,014          12,992
Equity in (loss) income from equity method
  investments ....................................          (73)      --              (73)        --            463(d)(e)       390
Gains on sales of assets .........................           87       --               87         --            (87)(f)        --
                                                    -----------   --------       --------       ------    ---------     -----------
Income before distributions to preferred
  unitholders, minority interest of unitholders in
  Operating Partnership, and net income allocated
  to preferred shareholders ......................       14,793    (17,457)        (2,664)       4,656       11,390          13,382
Distributions to preferred unitholders ...........       (6,875)      --           (6,875)        --           (834)(g)      (7,709)
                                                    -----------   --------       --------       ------    ---------     -----------
Income (loss) before minority interest of
  unitholders in Operating Partnership, and net
  income allocated to preferred shareholders .....        7,918    (17,457)        (9,539)       4,656       10,556           5,673
Minority interest of unitholders in Operating
  Partnership ....................................         (649)      --             (649)        --            985(h)          336
                                                    -----------   --------       --------       ------    ---------     -----------
INCOME BEFORE INCOME ALLOCATED TO PREFERRED
  SHAREHOLDERS ...................................        7,269    (17,457)       (10,188)       4,656       11,541           6,009

NET INCOME ALLOCATED TO PREFERRED SHAREHOLDERS ...       (6,373)      --           (6,373)        --           --            (6,373)
                                                    -----------   --------       --------       ------    ---------     -----------

NET (LOSS) INCOME ALLOCATED TO COMMON
  SHAREHOLDERS ...................................  $       896   $(17,457)      $(16,561)      $4,656    $  11,541     $      (364)
                                                    ===========   ========       ========       ======    =========     ===========

BASIC (LOSS) EARNINGS PER COMMON SHARE              $       .10                                                         $      (.04)
                                                    ===========                                                         ===========

DILUTED (LOSS) EARNINGS PER COMMON SHARE            $       .09                                                         $      (.04)
                                                    ===========                                                         ===========

WEIGHTED AVERAGE COMMON SHARES - BASIC                9,239,591                                                           9,239,591
                                                    ===========                                                         ===========

WEIGHTED AVERAGE COMMON SHARES - DILUTED             16,898,872                                                          16,898,872
                                                    ===========                                                         ===========

     The accompanying notes and management's assumptions are an integral part of this statement.

                             KEYSTONE PROPERTY TRUST

                 NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

               PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT


1. BASIS OF PRESENTATION

     Keystone Property Trust (the "Company") is a self-administered and self-managed equity real estate investment trust is organized in the state of Maryland. At December 31, 2000, the Company owned a portfolio of 129 properties (the "Properties") comprised of 93 industrial properties, 35 office properties, and an investment in a direct financing lease which aggregated approximately
20.4 million square feet. The Properties were 95.4% leased under 301 leases at December 31, 2000. The properties are located in Central Pennsylvania, Northern and Central New Jersey, New York State, Ohio, Indianapolis, Indiana, and Greenville, South Carolina. The Company is the sole general partner of Keystone Operating Partnership, L.P. (the "Operating Partnership") and as of March 31, 2000, owned approximately 52% of the Operating Partnership.

     These pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company reported on Form 10-K for the year ended December 31, 2000, the Reckson Morris Industrial Portfolio-Phases II and III and those acquisitions deemed significant pursuant to Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. In management's opinion, all adjustments necessary to reflect such acquisitions, the Reckson Morris Industrial Portfolio Phases II and III and the Joint Venture have been made. The operating results reflected herein include the historical results and related pro forma adjustments to reflect the period from January 1, 2000, through the earlier of the respective acquisitions date or December 31, 2000. Operating results from those dates forward are included in the historical results of the Company.

     The transactions described in these pro forma financial statements were accounted for using the purchase method of accounting.

                             KEYSTONE PROPERTY TRUST

                 NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

               PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT


2. ADJUSTMENTS TO PRO FORMA CONSOLIDATING BALANCE SHEET AT
   DECEMBER 31, 2000.

          (A) Reflects the Company's pro forma adjustments relative to the recent property acquisitions and dispositions as set forth on page F-2 of this Report on Form 8-K (in 000's):

ACQUISITION:                         COST                    CONSIDERATION
------------                   ----------------      ------------------------------
                                PURCHASE PRICE        MORTGAGE DEBT       CASH
                                --------------        -------------       ----
2001 Acquisition Properties      $     19,800          $    14,720     $   (5,080)
                                 ============          ===========     ===========


                                    COST                                   CONSIDERATION
                         --------------------------   -----------------------------------------------------------
                                           EQUITY
                                         INVESTMENT
DISPOSITIONS:            NET BOOK VALUE   IN NJ JV    MORTGAGE DEBT       CASH       OTHER ASSETS      GAINS/LOSS
-------------            --------------   --------    -------------       ----       ------------      ----------
Joint Venture             $ (99,337)      $  8,161      $ (79,117)      $  12,003      $      (4)            (60)
PA Office Properties        (31,007)          --          (26,404)          5,376           (773)           --
101 Commerce Drive          (24,425)          --          (16,480)          9,890         (1,030)            915
                          ---------       --------      ---------       ---------      ---------       ---------
Total Dispositions        $(154,769)      $  8,161      $(122,001)      $  27,269      $  (1,826)      $     855
                          =========       ========      =========       =========      =========       =========

TOTAL PRO FORMA           $(134,969)      $  8,161      $(107,281)      $  22,189      $  (1,807)      $     855
                          =========       ========      =========       =========      =========       =========

                             KEYSTONE PROPERTY TRUST

                 NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

               PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT


3. ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2000.

     (a)  DISPOSITIONS

          Reflects the Company's pro forma adjustments relative to the dispositions as set forth on page F-2 of this Report on Form 8-K (in 000's):


2000 DISPOSITIONS                                         REVENUE                                OPERATING EXPENSES
-----------------                    ----------------------------------------------       ------------------------------
                                                         TENANT                             PROPERTY
                                                     REIMBURSEMENTS                       OPERATING AND
                                     MINIMUM RENT    AND OTHER INCOME        TOTAL        OTHER EXPENSES        SUBTOTAL
                                     -------------   ----------------      --------       --------------       ---------
243 St. Nicholas Avenue                  $    4           $    1            $    5            $    2             $    3
6 Joanna Court                              158             --                 158               104                 54
NJ Industrial Dispositions I                288               64               352                89                263
1305 Goshen Parkway                         229               52               281                48                233
NJ Industrial Dispositions II             1,346              464             1,810               520              1,290
1 Apollo Drive                            1,312             --               1,312                 3              1,309
                                         ------           ------            ------            ------             ------
                        2000 TOTAL       $3,337           $  581            $3,918            $  766             $3,152
                                         ======           ======            ======            ======             ======


2001 DISPOSITIONS                                         REVENUE                                OPERATING EXPENSES
-----------------                    ----------------------------------------------       ------------------------------
                                                         TENANT                             PROPERTY
                                                     REIMBURSEMENTS                       OPERATING AND
                                     MINIMUM RENT    AND OTHER INCOME        TOTAL        OTHER EXPENSES        SUBTOTAL
                                     -------------   ----------------      --------       --------------       ---------

PA Office Properties                    $ 5,263          $   345          $ 5,608             $ 1,946           $ 3,662
Joint Venture                             8,422            1,743           10,165               2,078             8,087
101 Commerce Drive                        2,671             --              2,671                 115             2,556
                                        -------          -------          -------             -------           -------
                        2001 TOTAL      $16,356          $ 2,088          $18,444             $ 4,139           $14,305
                                        =======          =======          =======             =======           =======

      TOTAL PRO FORMA DISPOSITIONS      $19,693          $ 2,669          $22,362             $ 4,905           $17,457
                                        =======          =======          =======             =======           =======

     (b)  2001 EVENTS - HISTORICAL OPERATIONS:

          Reflects the historical operations of Reckson Morris Industrial Portfolio Phases II and III and the 2001 Acquisition Properties through the earlier of the respective acquisition dates, or December 31, 2000. Operating results from those dates forward are included in the historical results of the Company (in 000's):


2000 AQUISITION                                         REVENUE                                OPERATING EXPENSES
---------------                      ----------------------------------------------       ------------------------------
                                                         TENANT                             PROPERTY
                                                     REIMBURSEMENTS                       OPERATING AND
                                     MINIMUM RENT    AND OTHER INCOME        TOTAL        OTHER EXPENSES        SUBTOTAL
                                     -------------   ----------------      --------       --------------       ---------
Reckson Morris Industrial Portfolio
Phase II and III                         $2,597           $  441            $3,038             $  715            $2,323
                                         ======           ======            ======             ======            ======

2001 AQUISITION                                         REVENUE                                OPERATING EXPENSES
---------------                      ----------------------------------------------       ------------------------------
                                                         TENANT                             PROPERTY
                                                     REIMBURSEMENTS                       OPERATING AND
                                     MINIMUM RENT    AND OTHER INCOME        TOTAL        OTHER EXPENSES        SUBTOTAL
                                     -------------   ----------------      --------       --------------       ---------

2001 Acquisition Properties              $2,415           $  315            $2,730             $  397            $2,333
                                         ======           ======            ======             ======            ======

      TOTAL PRO FORMA ACQUISITIONS       $5,012           $  756            $5,768             $1,112            $4,656
                                         ======           ======            ======             ======            ======

     (c)  PRO FORMA ADJUSTMENTS:

          Reflects the Company's pro forma adjustments relative to the acquisitions and dispositions as set forth on page F-2 of this Report on Form 8-K (in 000's):

                                                REVENUE                                       OPERATING EXPENSES
                              ------------------------------------------    ----------------------------------------------------
                                                   TENANT                      PROPERTY     DEPRECIATION
                                               REIMBURSEMENTS                OPERATING AND       AND         INTEREST
                               MINIMUM RENT   AND OTHER INCOME    TOTAL     OTHER EXPENSES  AMORTIZATION(i)  EXPENSE(ii)   TOTAL
                              -------------   ----------------   -------    --------------  ---------------  -----------  -------
243 St. Nicholas Avenue           $ --             $  --          $  --        $  --          $     (1)     $     --    $     (1)
NJ Industrial Dispositions
  I                                 --                --             --           --               (62)          (80)       (142)
1305 Goshen Parkway                 --                --             --           --               (69)         (155)       (224)
NJ Industrial Dispositions
  II                                --                --             --           --              (318)         (897)     (1,215)
1 Apollo Drive                      --                --             --           --              (318)         (719)     (1,037)
PA Office Properties                --                --             --           --               (71)       (2,294)     (2,365)
Joint Venture                       --                --             --           --            (2,449)       (4,555)     (7,004)
101 Commerce Drive                  --                --             --           --              (602)       (1,204)     (1,806)
Reckson Morris Industrial
  Portfolio Phases II and
    III                             --                --             --          (78)(iii)         699           364         985
2001 Acquisition Properties         --                --             --           --               513         1,282       1,795
                                  ----             -----          -----        ------          --------      --------   --------
               TOTAL PRO FORMA
                   ADJUSTMENTS    $                $              $            $ (78)          $(2,678)      $(8,258)   $(11,014)
                                  ====             =====          =====        ======          ========      ========   ========

     FOOTNOTES:

     (i) Pro forma depreciation expense is presented assuming a useful life of 35 years. Depreciation expense is not presented on properties not yet placed in service as of December 31, 2000.

     (ii) Pro forma interest expense is presented assuming an effective rate of 8.71% on borrowings or repayments under the Company's $150 million revolving credit facility (the "Credit Facility"). Interest on mortgage debt from the Reckson Morris Industrial Portfolio-Phases II and III is shown net of capitalized interest of $1,307,000 for properties acquired which were under construction. Also included in interest expense is the amortization of deferred finance fees of $42,000 related to the financing of the Reckson Morris Industrial Portfolio-Phases II and III.

     (iii) Adjustment to reduce management fees to the actual management fee levels as a result of the Company's acquisition.

(d) To reflect the Company's 20% equity ownership in the Joint Venture properties. The pro forma equity method investment is determined as follows (in 000's):

     Pro forma Consolidated Revenues                                   $ 10,165
     Pro forma Consolidated Operating Expenses                           (2,078)
     Pro forma Consolidated Interest Expense                             (4,699)
     Pro forma Consolidated Depreciation                                 (2,521)
                                                                       --------
     Pro forma net income                                              $    867
                                                                       ========
     Equity in income from Joint Venture (20%)                         $    173
                                                                       ========

(e) To reflect the Management Company's fee for managing the Joint Venture (in 000's):

     Pro forma Consolidated Revenues                                   $ 10,156
     Fee percentage charged by the Management Company                         3%
                                                                       --------
     95% fee income attributable to the Company                        $    290
                                                                       ========

(f) To reflect the pro forma adjustment deducting the $87,000 gains on sales of properties which were sold throughout 2000, and are included in the historical operating results of the Company.

(g) To reflect the preferred distributions on 1,026,958 Series C Convertible Preferred Units issued as partial consideration in the acquisition of the Reckson Morris Industrial Portfolio-Phases II and III. These units have an aggregate liquidation value of approximately $25.7 million and are entitled to a preferred distribution at a rate equal to 9.75%, and are convertible into Common Shares at a conversion price of $16.00.

(h) To adjust the minority interest's share of income in the Operating Partnership. The Company owns approximately 52% of the Operating Partnership after the consummation of the acquisition of the Reckson Morris Industrial Portfolio - Phases II and III. The adjustment to record the income effect of the minority interest share for the year ended December 31, 2000 in the pro forma statement of operations was computed as follows (in 000's):

     Pro forma Revenue                                                $106,507
     Pro forma Operating Expenses                                      (93,515)
     Pro forma Preferred Dividends and Distributions                   (14,082)
     Pro forma Equity in Income from Equity Investment                     390
                                                                      --------
     Pro forma Loss before Minority Interest                          $   (700)
                                                                      =========
     Minority Interest (48%)                                          $   (336)
     Minority Interest at December 31, 2000                                649
                                                                      --------
     Adjustment Required                                              $    985
                                                                      ========